UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             April 29, 2011

AMREP Corporation
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

300 Alexander Park, Suite 204, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangements of a Registrant.

In Item 2.03 (the “Original Item 2.03”) of the Company’s Current Report on Form 8-K filed December 22, 2009 (the “Original 8-K”), the Company reported the entry by its subsidiary, AMREP Southwest Inc. (the “Borrower”), into a Loan Agreement dated December 17, 2009 and execution and delivery of a related Promissory Note (together, the “Credit Facility”) with Compass Bank (the “Lender’).  The Original Item 2.03 is incorporated by reference into this Item 2.03.  The Credit Facility matured December 16, 2010 and has continued in effect while the parties were negotiating an extension.

On April 29, 2011, the Borrower and Lender entered into a First Amendment dated that date (the “First Amendment”) to the Loan Agreement dated December 17, 2009 and First Modification dated that date (the “First Modification”) to the Promissory Note dated December 17, 2009 amending the Credit Facility (as so amended, the “Amended Credit Facility”) and, in connection therewith, the Borrower repaid $3,125,000 of the outstanding principal of the Credit Facility, leaving a remaining principal balance under the Amended Credit Facility of $19,339,000.

The terms of the Amended Credit Facility are not materially different from those of the Credit Facility, except that (i) the maturity date has been extended to September 1, 2012, (ii) commencing with the quarterly period ending June 15, 2011, and for each successive quarterly period, the Borrower is required to make a principal payment of the greater of $625,000, or one-half of the net cash from land sales received by the Borrower during the quarterly period, and (iii) the requirement that the Borrower maintain a minimum level of debt service coverage no longer pertains.

A copy of the Loan Agreement is included as Exhibit 10.1 and a copy of the related Promissory Note is included as Exhibit 10.2 to the Original 8-K.  A copy of the First Amendment is included as Exhibit 10.1 and a copy of the First Modification is included as Exhibit 10.2 to this Current Report on Form 8-K.  Such Exhibits are incorporated into this Item 2.03 by reference, and any description of the Amended Credit Facility in this Item 2.03 is qualified by such references.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment dated April 29, 2011 to the Loan Agreement dated December 17, 2009 between AMREP Southwest Inc. and Compass Bank.
10.2	First Modification dated April 29, 2011 to the Promissory Note dated December 17, 2009 of AMREP Southwest Inc. payable to the order of Compass Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation
(Registrant)

By: /s/ Peter M. Pizza
Vice President and
Chief Financial Officer

Date:  May 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment dated April 29, 2011 to the Loan Agreement dated December 17, 2009 between AMREP Southwest Inc. and Compass Bank.
10.2	First Modification dated April 29, 2011 to the Promissory Note dated December 17, 2009 of AMREP Southwest Inc. payable to the order of Compass Bank.